UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2023 (October 3, 2023)

Molekule Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41096	45-3213164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10455 Riverside Dr. Palm Beach Gardens, FL	33410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 652-5326

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MKUL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership

On October 3, 2023, Molekule Group, Inc. (the “Company”) and its wholly-owned subsidiary, Molekule, Inc., filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company’s case will be administered under the caption In re Molekule Group, Inc., Case No: 23-18094 (the “Chapter 11 Case”). The Company will continue to operate its business as a debtor in possession (“DIP”) under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. To ensure its ability to continue ordinary course operations during the Chapter 11 Case, the Company will file with the Bankruptcy Court motions seeking a variety of customary “first-day” relief including DIP Financing.

The proposed financing consists of a credit facility in the aggregate principal amount of $5,000,000 (the “DIP Facility”). The funding will come from Foundry Group Next, L.P. (“Foundry”), Armistice Capital Master Fund Ltd. (“Armistice”), SVBC, and Bridge Coast Capital, LLC (“BCC”) (together, the “DIP Lenders”). Foundry is Molekule Group’s largest shareholder and an affiliate of Brad Feld, a member of the board of directors. BCC is an affiliate of Amin J. Khoury, another director and the second-largest shareholder. Armistice is the third-largest shareholder of Molekule Group. SVBC holds roughly $15,000,000 of mezzanine debt. As of May 15, 2023, Foundry owned 21.2%, Khoury owned 12.1%, and Armistice owned 9.9% of Molekule Group’s outstanding shares.

As previously disclosed in its Form S-1 filing, dated September 1, 2023, the Company had intended to conduct a rights offering, with minimum aggregate proceeds of $10.0 million, by distributing to its existing holders of the Company’s common stock subscription rights to participate in the rights offering for certain securities of the Company (the “Rights Offering”). Mr. Khoury, Armistice Capital Master Fund Ltd. (an approximate 9.9% shareholder), and an affiliate of Mr. Feld had all had informed the Company of their interest in participating in the Rights Offering in an amount based on their pro rata ownership of the Company. Certain conditions to the Rights Offering were not satisfied and the Rights Offering was withdrawn by the Company on September 19, 2023. The amounts provided by Mr. Khoury, Armistice Capital Master Fund Ltd., and Mr. Feld (or their respective affiliates) in the DIP Facility are approximately the amounts they had indicated purchasing in the Rights Offering.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.03 of this Current Report on Form 8-K regarding the DIP Facility is incorporated herein by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The filing of the Chapter 11 Case constitutes an event of default under the Company’s senior and mezzanine loan and security agreements with Silicon Valley Bank (“SVB”). As a result of such event of default, all amounts due under such loan and security agreements automatically became due upon the filing of the Chapter 11 Case. As of June 30, 2023, the outstanding principal balance under the senior loan was $4.3 million and the outstanding principal balance under the mezzanine loan was $30 million.

Item 7.01 Regulation FD Disclosure

Additional Information on the Chapter 11 Case

Additional information about the Chapter 11 Case, including access to Bankruptcy Court filings, is available at The United States Bankruptcy Court, Southern District of Florida, Office of the Clerk of Courts, Flagler Waterview Building, 1515 North Flagler Drive, Suite 801, West Palm Beach, FL 33401. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated therein.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements regarding the Company’s plans to continue operations during the Chapter 11 Case and the effects of the Chapter 11 Case. These forward-looking statements are based upon current beliefs and expectations of our management and are subject to known and unknown risks and uncertainties. Words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast” or other similar expressions help identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those in the forward-looking statements as a result of various factors. Although Molekule Group believes that the expectations reflected in the forward-looking statements are reasonable based on information currently available, Molekule Group cannot assure you that the expectations will prove to have been correct. Accordingly, you should not place undue reliance on these forward-looking statements. In any event, these statements speak only as of the date of this Current Report on Form 8-K. The parties undertake no obligation to revise or update any of the forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLEKULE GROUP, INC.

Dated: October 3, 2023	By:	/s/ Ryan Tyler
		Name:	Ryan Tyler
		Title:	Chief Financial Officer